UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2017

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 28, 2017, FormFactor, Inc. (the “Company”) is hosting an analyst call to provide an update to its long-term strategy and financial model. A copy of the presentation used by management in conjunction with the call is furnished as Exhibit 99.01 to this report and is incorporated herein by reference.

The presentation furnished as Exhibit 99.01 contains forward-looking statements that are based on the Company’s current expectations, forecasts and assumptions, and that involve risks and uncertainties. These statements include, but are not limited to, statements regarding the Company’s future performance (such as the Company’s projected operating results, financial results, financial condition and targets, including those presented in the Target Model), business strategy and plans, and anticipated developments in the Company’s business and industry. Forward-looking statements may contain words such as “target,” “might,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” and “continue,” and the negative or plural of these words, and similar expressions. the Company’s actual results may differ materially from those described in the presentation and related discussions for a variety of reasons. Factors that could cause or contribute to such differences include, but are not limited to: macro-economic conditions; business cycles; changes in the competitive environment; changes in the technologies or test strategies used by customers and other factors affecting the demand for the Company’s products; challenges to the efficient development and manufacturing of the Company’s existing and new products; disruptions or price increases in the Company’s supply chain; risks associated with selling products internationally; and risks to the Company’s ability to further diversify or realize benefits from past or future acquisitions. More information about factors that could affect the Company’s operating results is included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q with the U.S. Securities and Exchange Commission, copies of which may be obtained by visiting the Investor Relations section of the Company’s website at http://investors.formfactor.com or the SEC's website at www.sec.gov. All information in the presentation and the related discussions are as of June 28, 2017. Undue reliance should not be placed on these forward-looking statements, which are based on information available to the Company on the date hereof. No assurances are, or can be, given that any of the circumstances or events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the Company’s results of operations or financial condition. Unless required by law, the Company is under no obligation, and disclaim any obligation, to update or revise forward-looking statements whether as a result of new information, future events, or otherwise.

The Target Model information included in the presentation are forward-looking statements and are based on a long-term model that makes certain assumptions regarding available markets for the Company’s products in 2019/2020 and other factors, and does not represent guidance for fiscal year 2017 or any other period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.01	Analyst Call Presentation: Company Strategy & Target Model Update, dated June 28, 2017

The information in this report and the accompanying exhibit shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	June 28, 2017	By:	/s/ Jason Cohen
			Name:	Jason Cohen
			Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.01	Analyst Call Presentation: Company Strategy & Target Model Update, dated June 28, 2017